                                                                  CONFORMED COPY




                                 AMENDMENT NO. 1


                            Dated as of March 6, 1995

                                       to

                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of October 14, 1994


          CABLEVISION OF NEW JERSEY, INC. a Delaware corporation (the "Company"), CABLEVISION SYSTEMS CORPORATION, a Delaware corporation ("CSC"), the banks parties to such Credit Agreement (the "Banks"), BANK OF MONTREAL, Chicago Branch, THE BANK OF NEW YORK, THE BANK OF NOVA SCOTIA, THE CANADIAN IMPERIAL BANK OF COMMERCE and NATIONSBANK OF TEXAS, N.A., as Co-Agents (the "Co-Agents"), and TORONTO DOMINION (TEXAS), INC., as Agent (the "Agent"), agree as follows:

                                    ARTICLE I

                                   AMENDMENTS

          Section 1.1. CREDIT AGREEMENT. Reference is made to the First Amended and Restated Credit Agreement dated as of October 14, 1994 among the Company, CSC, the Banks, the Co-Agents and the Agent (the "Credit Agreement"). Terms used in this Amendment No. 1 (this "Agreement") that are not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement. The Credit Agreement as amended by this Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

          Section 1.2. CERTAIN AMENDMENTS. Upon and after the Amendment Effective Date (as defined in Section 1.3 hereof):

          (a) Section 11.05(c) of the Credit Agreement shall be amended by (i) inserting the words "of all or" immediately before the words "in part of its rights" set forth therein and (ii) inserting the words "if any" after the words "such Bank's Aggregate Commitment not so participated" set forth in clause (v) thereof.

          Section 1.3.  EFFECTIVE DATE.   This Agreement shall become effective
when each of the Company, CSC, the Agent and the Majority Banks shall have duly executed and delivered this Agreement (the "Amendment Effective Date").

                                   ARTICLE II

                                  MISCELLANEOUS

          Section 2.1. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

          Section 2.2. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

          Section 2.3. EXPENSES. The Company hereby agrees to pay or reimburse the Agent for all reasonable fees and expenses, including attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this Agreement.

                       [THE NEXT PAGE IS A SIGNATURE PAGE]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers in counterparts all as of the day and year first above written.



                                     CABLEVISION OF NEW JERSEY, INC.



                                     By   /s/ William J. Bell
                                        ---------------------
                                        Title:  Vice Chairman


                                     CABLEVISION SYSTEMS CORPORATION



                                     By   /s/ William J. Bell
                                        ---------------------
                                        Title:  Vice Chairman

                          THE TORONTO-DOMINION BANK,
                            Grand Cayman Islands
                            Branch, B.W.I.


                          By   /s/ Melissa B. Nigro
                             ------------------------------------
                             Title: Manager of Syndications and
                                     Credit Administration


                          BANK OF MONTREAL,
                            Chicago Branch
                            as Bank and Co-Agent


                          By   /s/ Yvonne Bos
                             ------------------------------------
                             Title: Managing Director

                          THE BANK OF NEW YORK,
                            as Bank and Co-Agent


                          By   /s/ Brendan T. Nedzi
                             ------------------------------------
                             Title: Vice President


                          THE BANK OF NOVA SCOTIA,
                            as Bank and Co-Agent


                          By   /s/ Vincent J. Fitzgerald, Jr.
                             ------------------------------------
                             Title: Authorized Signatory


                          THE CANADIAN IMPERIAL BANK
                            OF COMMERCE,
                            as Bank and Co-Agent


                          By   /s/ Deborah Strek
                             ------------------------------------
                             Title: Authorized Signatory

                          NATIONSBANK OF TEXAS, N.A.,
                            as Bank and Co-Agent


                          By   /s/ Jennifer Zydney
                             ------------------------------------
                             Title: Assistant Vice President

                          CREDIT LYONNAIS,
                            Cayman Island Branch

                          By  /s/ M. Bernadette Collins
                             ------------------------------------
                             Title: Vice President


                          MELLON BANK, N.A.


                          By   /s/ G. Lois Ashley
                             ------------------------------------
                             Title: First Vice President


                          ROYAL BANK OF CANADA


                          By   /s/ Barbara Meijer
                             ------------------------------------
                             Title:  Manager


                          THE FIRST NATIONAL BANK OF BOSTON


                          By   /s/ David B. Herter
                             Title: Director

                          THE CHASE MANHATTAN BANK
                            (NATIONAL ASSOCIATION)


                          By   /s/ Anna Garcia
                             ------------------------------------
                             Title: Vice President


                          CHEMICAL BANK


                          By   /s/ John J. Huber, III
                             ------------------------------------
                             Title: Managing Director


                          BANQUE PARIBAS


                          By   /s/ Philippe Vuarchex
                             ------------------------------------
                             Title: Vice President


                          By   /s/ Errol R. Antzis
                             ------------------------------------
                             Title: Group Vice President

                          CITIBANK, N.A.


                          By   /s/ Robert A. Keller
                             ------------------------------------
                             Title: Vice President


                          THE FIRST NATIONAL BANK OF CHICAGO


                          By   /s/ Gary S. Gage
                             ------------------------------------
                             Title: Senior Vice President

                          SHAWMUT BANK CONNECTICUT, N.A.


                          By   /s/ Anne Dorsey
                             ------------------------------------
                             Title: Director


                          BARCLAYS BANK PLC


                          By   /s/ Michael Ballard
                             ------------------------------------
                             Title: Associate Director

                               CORESTATES BANK, N.A.


                          By   /s/ Douglas E. Blackman
                             ------------------------------------
                             Title: Vice President

                          FIRST UNION NATIONAL BANK OF NORTH
                          CAROLINA


                          By   /s/ William F. LaPorte, III
                             ------------------------------------
                             Title: Vice President


                          THE FUJI BANK LIMITED,
                            New York Branch


                          By   /s/ Katsunori Nozawa
                             ------------------------------------
                             Title: Vice President and Manager


                          LTCB Trust Company


                          By   /s/ Hiroshi Sasaki
                             ------------------------------------
                             Title: Senior Vice President

                          NATWEST BANK N.A.
                          (formerly National Westminster Bank
                          USA)


                          By   /s/ Eric S. Meyer
                             ------------------------------------
                             Title: Vice President


                          PNC BANK, National Association


                          By   /s/ Thomas P. Carden
                             ------------------------------------
                             Title: Vice President

                          SOCIETE GENERALE


                          By   /s/ Elaine Khalil
                             ------------------------------------
                             Title: Vice President


                          UNION BANK


                          By   /s/ Steven D. Olson
                             ------------------------------------
                             Title: Vice President


                          TORONTO DOMINION (TEXAS), INC.,
                            as Agent


                          By   /s/ Melissa B. Nigro
                             ------------------------------------
                             Title: Vice President